UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023

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REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 22, 2023, Rekor Systems, Inc. (the “Company”) entered into a settlement agreement with Suzanne Loughlin, Harry Rhulen, James Satterfield, and CrisisRisk Strategies, LLC with regard to a suit captioned Rekor Systems, Inc. v. Loughlin (No. 1:19-cv-7767-LJL) brought by the Company in the United States District Court for the Southern District of New York, which sought rescission of the contract by which the Company acquired Firestorm Solutions, LLC and Firestorm Franchising, LLC (collectively, “Firestorm”), subsidiaries of the Company whose operations have been discontinued. The settlement agreement also covers counter suits brought by the aforementioned parties against the Company and certain of its current or former directors and officers, which have been previously described in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission.

Pursuant to the terms of the settlement agreement, the parties have mutually released and discharged all existing and potential actions, causes of action, suits, proceedings, debts, dues, contracts, damages or claims against each other, including certain claims for officer indemnification of Ms. Loughlin and Messrs. Rhulen and Satterfield. In exchange for the mutual releases, the Company will transfer certain Firestorm assets to CrisisRisk Strategies, LLC and make a payment of $175,000, and Ms. Loughlin and Messrs. Rhulen and Satterfield have agreed to the extinguishment of all rights to enforce their claims for payment with respect to principal and interest on the promissory notes issued in connection with the Company’s acquisition of Firestorm, and were giving up their rights to exercise the warrants issued in connection with the same.

As a result of the settlement agreement, the Company expects to record a reduction to Notes Payable of $1,000,000, the related accrued interest and other assets and liabilities already presented as discontinued operations. The Company will also cancel warrants to purchase 631,254 shares of common stock, which were issued in connection with the acquisition of Firestorm. The settlement also results in there being no litigation pending against the Company at this time.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: March 22, 2023	/s/ Robert A. Berman
Name: Robert A. Berman Title: Chief Executive Officer

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